UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 17, 2026

Date of Report (Date of earliest event reported)

TERRA INNOVATUM GLOBAL N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-42901	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Via Matteo Trenta 117, Lucca, Italy	55100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +39 0583 55797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of €0.01 per share	NKLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 17, 2026, Rex Jackson and Michael Howard notified Terra Innovatum Global N.V. (the “Company”) of their respective resignations from the board of directors of the Company (the “Board”), effective as of such date.

Also on September 17, 2026, Peter Hastings (together with Mr. Jackson and Mr. Howard, the “Resigning Directors”) agreed to transition from his role as a director to a consulting role with the Company, in which he is expected to support the Company’s ongoing commercialization efforts and related strategic initiatives. In connection with this transition, Mr. Hastings resigned from the Board, effective as of such date.

The Company appreciates the Resigning Directors’ service and contributions during their tenure on the Board.

(d) In connection with the foregoing changes to the composition of the Board, on September 22, 2026 the Company appointed Tony Tullio, Michael Modro and Kostadin Ivanov (collectively, the “Independent Directors”) as new independent directors to the Board. Mr. Tullio was also appointed to serve as interim chairman of the Board’s Audit Committee and as a member of the Board’s Remuneration Committee.

There is no arrangement or understanding between the Independent Directors and any other persons pursuant to which the Independent Directors were selected as directors and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between the Independent Directors and any other director or executive officer of the Company.

Each of the Resigning Directors and Independent Directors are expected to enter into an indemnification agreement with the Company substantially consistent with the form of indemnification agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

10.1	Form of Indemnification Agreement
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2026

TERRA INNOVATUM GLOBAL N.V.

	By:	/s/ Alessandro Petruzzi
	Name:	Alessandro Petruzzi
	Title:	Chief Executive Officer

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